EXHIBIT 99.1

RC HOTELS (VIRGIN ISLANDS), INC.

0

INDEPENDENT AUDITOR'S REPORT

The Board of Directors of RC Hotels (Virgin Islands), Inc.
St. Thomas, Virgin Islands

We have audited the accompanying financial statements of RC Hotels (Virgin Islands), Inc., which comprise the balance sheet as of December 31, 2014, and the related statements of operations, changes in shareholder’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RC Hotels (Virgin Islands), Inc. as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/S/ BDO USA LLP

Dallas, Texas
February 26, 2016

1

RC HOTELS (VIRGIN ISLANDS), INC.
Balance Sheet
December 31, 2014

2014
ASSETS
Cash and cash equivalents	$590,133
Investment in hotel properties, net	71,201,025
Accounts receivable, net of allowance of $17,272	2,595,043
Due from third-party business services provider	2,034,312
Inventories	708,375
Prepaid expenses	261,449
Other assets	59,014
Total assets	$77,449,351

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Accounts payable	$2,074,623
Withholdings and accrued expenses	2,833,407
Advance deposits	1,951,304
Total liabilities	6,859,334

Commitments and contingencies (Note 4)

Shareholder's equity
Common stock - no par value: 150 shares authorized; 101 shares issued and outstanding	—
Additional paid-in capital	112,800,336
Accumulated deficit	(42,210,319)
Total shareholder's equity	70,590,017

Total liabilities and shareholder's equity	$77,449,351

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statement of Operations
For the Year Ended December 31, 2014

2014
Revenue
Rooms	$24,213,062
Food and beverage	12,661,850
Leisure and recreation	4,037,437
Spa, gift shop and other	3,226,107
Total revenue	44,138,456

Cost of sales
Rooms	6,904,630
Food and beverage	11,576,851
Leisure and recreation	1,971,169
Spa, gift shop and other	2,078,657
Total cost of sales	22,531,307

Operating expenses
Depreciation	6,119,691
General and administrative	4,978,425
Utilities	3,474,601
Repairs and maintenance	3,214,447
Sales and marketing	2,417,585
Management fees	1,324,154
Other operating	1,172,017
Related party	17,604
Total operating expenses	22,718,524

Net loss	$(1,111,375)

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statement of Changes in Shareholder's Equity
For the Year Ended December 31, 2014

	Common stock		Additional	Accumulated	Shareholder's
	Shares	Amount	Paid-in Capital	Deficit	Equity
Balance at December 31, 2013	101	$—	$109,100,270	$(41,098,944)	$68,001,326

Net loss	—	—	—	(1,111,375)	(1,111,375)

Contributed capital	—	—	10,305,000	—	10,305,000

Distributed capital	—	—	(6,604,934)	—	(6,604,934)

Balance at December 31, 2014	101	$—	$112,800,336	$(42,210,319)	$70,590,017

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statement of Cash Flows
Year Ended December 31, 2014

2014
Cash flows from operating activities:
Net loss	$(1,111,375)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation	6,119,691
Changes in operating assets and liabilities:
Accounts receivable	(329,111)
Due from third-party business services provider	(390,019)
Inventories	(98,386)
Prepaid expenses	42,033
Other assets	13,510
Accounts payable	(117,376)
Withholdings and accrued expenses	(74,256)
Advance deposits	578,562
Net cash provided by operating activities	4,633,273

Cash flows from investing activities:
Purchases of property and equipment	(8,443,559)
Net cash used in investing activities	(8,443,559)

Cash flows from financing activities:
Capital contributions	10,305,000
Capital distributions	(6,604,934)
Net cash provided by financing activities	3,700,066

Net decrease in cash and cash equivalents	(110,220)

Cash and cash equivalents, beginning of year	700,353

Cash and cash equivalents, end of year	$590,133

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

RC Hotels (Virgin Islands), Inc. (the “Company”) was incorporated on May 1, 2002 under the laws of Virgin Islands of the United States and owns and operates The Ritz Carlton, St. Thomas Hotel (the "Hotel"), located in St. Thomas, U.S. Virgin Islands. The Company is a wholly-owned direct subsidiary of Marriott International Hotels, Inc., which in turn is wholly-owned by Marriott International, Inc. (“Marriott”), a Delaware corporation.

The hotel features 180 guest rooms and suites, four restaurants, over 10,000 square feet of indoor and outdoor meeting and function space, aquatic center, luxury catamaran, fitness center, tennis courts, infinity-edge and traditional pools, spa, and salon.

Subsequent to December 31, 2014, the Hotel was sold for an aggregate cash purchase price of $64,000,000 (see Note 7).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates
The accompanying financial statements present the results of operations, financial position, and cash flows of the Company in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at net realizable value. An allowance for doubtful accounts is recorded based on a combination of historical experience, aging analysis and information on specific accounts. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Accounts are considered past due or delinquent based on contractual terms and how recently payments have been received. The allowance for doubtful accounts was $17,272 at December 31, 2014.

Due from Third-Party Business Services Provider
Ritz-Carlton (Virgin Islands), Inc. (“Manager”) contracts with Accenture Hospitality Services to provide certain business services to the Hotel. This balance represents cash, in bank accounts controlled by Accenture, due to the Company.

Inventories
The inventories are stated at the lower of cost or market and consist primarily of food and beverage products. Cost is determined using the average cost method.

Investment in Hotel Property
The investment in hotel property is recorded at cost less accumulated depreciation computed using the straight-line method over the following useful lives of the related assets:

Years
Buildings and improvements	10-38
Furniture, fixtures and equipment	4-8
Computers and electronic equipment	3

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)

U.S. GAAP requires the carrying amounts of such real estate assets to be evaluated for recoverability whenever events or changes in circumstances indicate that the carrying amounts may no longer be appropriate. A real estate asset is considered impaired when its carrying amount is greater than the undiscounted future net cash flows the asset is expected to generate. An impairment is recognized to the extent that the carrying amount exceeds the fair value, which is determined using discounted cash flow models or independent appraisals. Based on management’s evaluations, there were no events or changes in circumstances indicating the carrying amounts of such assets may not be recoverable; therefore, no impairment charge was deemed necessary at December 31, 2014. Subsequent to December 31, 2014, an impairment charge of $15,086,244 was recorded (see Note 7).

Impairment assessment inherently involves judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Future events and changing market conditions may impact management’s assumptions as to rates, costs, holding periods or other factors that may result in changes in management’s estimates of future cash flows. Although management believes the assumptions used in testing for impairment are reasonable, changes in any one of the assumptions could produce a significantly different result.

Maintenance and repairs are charged to operations at the time the expenditures are made, whereas improvements are capitalized. Upon sale or other disposition of any property or equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations.

Operating Stock
Operating stock consists of linens, glassware, silverware and dishes, and is carried at cost, determined by a method approximating the first-in, first-out, method. The balance is included with furniture, fixtures and equipment and periodically adjusted to a physical count.

Revenue Recognition
Revenue from room sales and other guest services is recognized when rooms are occupied and services have been rendered. Food and beverage revenues are recognized when served. Taxes collected from customers and submitted to taxing authorities are not recorded in revenue. Advance deposits are applied against a customers’ final balance.

The Company leases retail space with operating lease terms ranging from month-to-month to 36 months. Related rental income for month-to-month leases is recognized monthly. Rental income for all other leases is recognized over the term of the lease on a straight-line basis.

Income Taxes
The Company uses the asset and liability approach for accounting for income taxes. Deferred tax assets and liabilities are recorded based upon temporary differences between the tax basis of assets and liabilities and their carrying values for financial reporting purposes. A valuation allowance is provided for deferred tax assets when management concludes that some portion of the deferred taxes will not be realized.

The Company recognizes uncertainty in tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740 “Income Taxes” which requires recognition in the financial statements for a tax position that is more-likely-than-not to be sustained upon audit, based on the technical merits of the position, assuming the appropriate taxing authority, with full knowledge of all relevant information, will audit the Company’s tax positions. ASC 740 also prescribes how the benefit should be measured, including the consideration of any penalties and interest. No liability was determined to be necessary for the year ended December 31, 2014. The Company recognizes interest and penalties, if any, related to the unrecognized tax benefits and classifies such as a component of income taxes.  As of December 31, 2014, no such interest or penalty has been accrued by the Company as no accrual was determined to be necessary.

Concentrations of Credit Risk
Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits.  The Company has never experienced any losses related to these balances.

Concentrations of credit risk with respect to accounts receivable are limited due to the Company’s large customer base. The Company monitors the credit worthiness of its customers to which it grants credit in its ordinary course of business.

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)

Fair Value Measurements
U.S. GAAP defines fair value, provides guidance for measuring fair value and requires certain disclosures utilizing a fair value hierarchy which is categorized into three levels based on the inputs to the valuation techniques used to measure fair value. These principles discuss valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flows) and the cost approach (cost to replace the service capacity of an asset or replacement cost).

U.S. GAAP also requires certain entities to disclose the fair value of specified financial instruments for which it is practicable to estimate that value. Cash and cash equivalents, accounts receivable, prepaid expenses, other assets, accounts payable and withholdings and accrued expenses are reflected in the accompanying balance sheet at amounts considered by management to reasonably approximate fair value due to their liquidity and short-term nature.

3. INVESTMENT IN HOTEL PROPERTIES, NET

December 31, 2014
Land	$2,766,218
Building and building improvements	98,550,600
Furniture, fixtures and equipment (“FF&E”)	9,393,773
110,710,591
Less - Accumulated depreciation	(39,509,566)
$71,201,025

In connection with the completion of a renovation project, approximately $3,100,000 of construction in progress has been recorded as building improvements at December 31, 2014 for work done. Depreciation and amortization of the renovation will be recorded as the assets are placed into service.

Depreciation expense was $6,119,691 for the year ended December 31, 2014.

4. COMMITMENTS AND CONTINGENCIES

The Company leases operating equipment under various operating lease agreements which range from month-to-month to 72 months. Related rent expense was approximately $259,000 for the year ended December 31, 2014.

The future minimum lease payments under non-cancelable operating leases as of December 31, 2014, are as follows:

December 31,	Amount
2015	$241,383
2016	201,510
2017	63,884
2018	32,664
2019	2,722
Total minimum lease payments	$542,163

The Company is subject to litigation and claims in the normal course of business. Loss contingencies are accrued when management determines that a loss is probable to be incurred and such loss is estimable. Management does not believe any existing or potential claims will result in a material impact to the accompanying financial statements.

5. RELATED PARTY TRANSACTIONS

Under the terms of the operating and management agreement with Marriott, the Company is obligated to pay certain brand service fees such as marketing fees, reservation fees, accounting fees, and technology fees. Total brand service

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)

fees for the year ended December 31, 2014 were $1,324,154 and are recorded in management fees in the statement of operations.

Funding for hotel operations was provided to the Company by Marriott from the commencement of operations to the date the hotel was sold (see Note 7). A primary source of funding for hotel operations and capital improvements during 2014 was a $100,000,000 capital facility (the “Capital Facility”), which was entered in August 2013. The Capital Facility included an interest rate equal to the London Interbank Offered Rate (LIBOR) plus 1.25%.

Interest on the Capital Facility was not charged to the property as Marriott viewed the Capital Facility as an administrative tracking mechanism to maintain record of the return that Marriott ultimately was requiring for its capital contribution, similar to a preferred equity instrument.

Actual cash flows that occurred from August 2013 to December 2015 were attributed to cash needs of the Company, and not deemed to be correlated to the interest terms as stated in the Capital Facility agreement. The principal and interest on the Capital Facility were not settled in cash; other than settlements of intercompany payments to fund working capital. As such, the funding from the Capital Facility has been included in the balance sheet as contributions and distributions of equity.

6. TAXES

The Company recorded no federal income tax expense for the year ended December 31, 2014 due to operating loss carryforwards. Deferred taxes result from temporary differences between the financial statement and tax bases of assets and liabilities. The Company’s tax provision differs from the federal statutory rate of 38.5% due to certain deductions recorded for book purposes not deductible for tax purposes.

The Company has a net operating loss carryforward of approximately $14,833,000 for federal income tax purposes.

The Company had the following deferred tax assets and liabilities at December 31, 2014:

2014
Net operating loss carry-forwards	$14,402,416
Depreciation	653,326
Other, net	(222,429)
Deferred taxes	14,833,313
Less: valuation allowance	(14,833,313)
Net deferred taxes	$—

The following table reconciles the U.S. statutory tax rate to our effective income tax rate for the year ended December 31, 2014:

2014
U.S. statutory tax rate	35%
U.S. state income taxes, net of U.S. federal tax benefit	—%
Nondeductible expenses	—%
Non-U.S. income	38.50%
Income tax exemption	(34.65)%
Change in valuation allowance	(3.85)%
Effective Rate	—%

At December 31, 2014, deferred tax assets and liabilities exist related to the Company’s operating loss carry forward, property and equipment and certain accruals. A full valuation allowance has been recorded against the net deferred tax asset due as the Company believes it is more likely than not that the deferred tax asset will not be realized.

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)

7. SUBSEQUENT EVENTS

In June 2015, Marriott began to market the Hotel for sale and, based on its anticipated sales price, recorded an impairment charge of $15,086,244 against the value of the property.

Effective December 15, 2015, the Company was sold to Ashford Hospitality Prime, Inc.

Effective December 15, 2015, the Company terminated its 1996 Operating Agreement with the Manager and entered into a new Management Agreement with the Manager for a period of 50 years, with the option for the Manager to renew for two successive 10 year terms. Management Fees are 0.40% of Gross Revenues, as defined within the Management Agreement.

Effective December 15, 2015, the Company entered into a License and Royalty Agreement with Marriott Switzerland Licensing Company S.ar.l. Base Royalty fees are 2.60% of Gross Revenues, as defined within the Management Agreement.

The Company evaluated all events or transactions that occurred after December 31, 2014, through February 26, 2016, the date the financial statements were available to be issued, and determined there are no additional significant events to disclose.

847300fs063115

RC Hotels (Virgin Islands), Inc.
Balance Sheets
September 30, 2015 and December 31, 2014

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Cash and cash equivalents	$105,290	$590,133
Investment in hotel properties, net	55,181,420	71,201,025
Accounts receivable, net of allowance of $20,031 and $17,272, respectively	2,009,854	2,595,043
Due from third-party business services provider	991,557	2,034,312
Inventories	518,368	708,375
Prepaid expenses	448,996	261,449
Other assets	52,723	59,014
Total assets	$59,308,208	$77,449,351

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Accounts payable	$1,346,466	$2,074,623
Withholdings and accrued expenses	2,062,993	2,833,407
Advance deposits	2,088,594	1,951,304
Total liabilities	5,498,053	6,859,334

Commitments and contingencies (Note 4)

Shareholder's equity
Common stock - no par value: 150 shares authorized; 101 shares issued and outstanding	—	—
Additional paid-in capital	106,363,866	112,800,336
Accumulated deficit	(52,553,711)	(42,210,319)
Total shareholder's equity	53,810,155	70,590,017

Total liabilities and shareholder's equity	$59,308,208	$77,449,351

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statements of Operations
For the Nine Months Ended September 30, 2015 and 2014
(unaudited)

	September 30, 2015	September 30, 2014
Revenue
Rooms	$22,475,523	$18,764,453
Food and beverage	11,770,417	10,179,088
Leisure, spa and gift shop	2,679,422	3,272,835
Communications and other	3,747,973	2,417,921
Total revenue	40,673,335	34,634,297

Cost of sales
Rooms	6,157,709	5,338,387
Food and beverage	10,286,600	8,938,952
Leisure, spa and gift shop	2,714,279	2,854,169
Communications and other	239,000	272,981
Total cost of sales	19,397,588	17,404,489

Operating expenses
Impairment of hotel property	15,086,244	—
General and administrative	4,060,962	3,758,234
Depreciation	3,082,392	4,597,294
Repairs and maintenance	2,560,372	2,342,426
Utilities	2,228,862	2,701,263
Sales and marketing	2,225,233	1,807,993
Management fees	1,419,187	1,039,029
Other operating	947,329	930,178
Related party	8,558	7,574
Total operating expenses	31,619,139	17,183,991

Net income (loss)	$(10,343,392)	$45,817

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statement of Changes in Shareholder's Equity
For the Nine Months Ended September 30, 2015
(unaudited)

	Common stock		Additional	Accumulated	Shareholder's
	Shares	Amount	Paid-in Capital	Deficit	Equity
Balance at December 31, 2014	101	$—	$112,800,336	$(42,210,319)	$70,590,017

Net loss	—	—	—	(10,343,392)	(10,343,392)

Contributed capital	—	—	7,984,830	—	7,984,830
Distributed capital	—	—	(14,421,300)	—	(14,421,300)

Balance at September 30, 2015	101	$—	$106,363,866	$(52,553,711)	$53,810,155

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
Statement of Cash Flows
For the Nine Months Ended September 30, 2015 and 2014
(unaudited)

	September 30, 2015	September 30, 2014
Cash flows from operating activities:
Net income (loss)	$(10,343,392)	$45,817
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation	3,082,392	4,597,294
Impairment of hotel property	15,086,244	—
Changes in operating assets and liabilities:
Accounts receivable	585,189	1,453,874
Due from third-party business services provider	1,042,755	267,590
Inventories	190,007	30,746
Prepaid expenses	(187,547)	(154,046)
Other assets	6,291	443
Accounts payable	(728,157)	(1,076,331)
Withholdings and accrued expenses	(770,414)	(482,015)
Advance deposits	137,290	10,653
Net cash provided by operating activities	8,100,658	4,694,025

Cash flows from investing activities:
Purchases of property and equipment	(2,149,031)	(5,255,890)
Net cash used in investing activities	(2,149,031)	(5,255,890)

Cash flows from financing activities:
Capital contributions	7,984,830	5,938,000
Capital distributions	(14,421,300)	(5,824,000)
Net cash provided by (used in) financing activities	(6,436,470)	114,000

Net decrease in cash and cash equivalents	(484,843)	(447,865)

Cash and cash equivalents, beginning of year	590,133	700,353

Cash and cash equivalents, end of year	$105,290	$252,488

See notes to financial statements

RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION

RC Hotels (Virgin Islands), Inc. (the “Company”) was incorporated on May 1, 2002 under the laws of Virgin Islands of the United States and owns and operates The Ritz Carlton, St. Thomas Hotel (the "Hotel"), located in St. Thomas, U.S. Virgin Islands. The Company is a wholly-owned direct subsidiary of Marriott International Hotels, Inc., which in turn is wholly-owned by Marriott International, Inc. (“Marriott”), a Delaware corporation.

The hotel features 180 guest rooms and suites, four restaurants, over 10,000 square feet of indoor and outdoor meeting and function space, aquatic center, luxury catamaran, fitness center, tennis courts, infinity-edge and traditional pools, spa, and salon.

In June 2015, the Hotel was placed on the market for sale, and the hotel was sold in December 2015 for an aggregate cash purchase price of $64,000,000.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates
The accompanying financial statements present the results of operations, financial position, and cash flows of the Company in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). Preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are stated at net realizable value. An allowance for doubtful accounts is recorded based on a combination of historical experience, aging analysis and information on specific accounts. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Accounts are considered past due or delinquent based on contractual terms and how recently payments have been received. The allowance for doubtful accounts was $20,031 at September 30, 2015 and $17,272 at December 31, 2014.

Due from Third-Party Business Services Provider
Ritz-Carlton (Virgin Islands), Inc. (“Manager”) contracts with Accenture Hospitality Services to provide certain business services to the Hotel. This balance represents cash, in bank accounts controlled by Accenture, due to the Company.

Inventories
The inventories are stated at the lower of cost or market and consist primarily of food and beverage products. Cost is determined using the average cost method.

Investment in Hotel Property
The investment in hotel property is recorded at cost less accumulated depreciation computed using the straight-line method over the following useful lives of the related assets.

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(unaudited)

Years
Buildings and improvements	10-38
Furniture, fixtures and equipment	4-8
Computers and electronic equipment	3

In June 2015, the Hotel was classified as an asset held for sale and depreciation was stopped.

U.S. GAAP requires the carrying amounts of real estate assets to be evaluated for recoverability whenever events or changes in circumstances indicate that the carrying amounts may no longer be appropriate. A real estate asset is considered impaired when its carrying amount is greater than the undiscounted future net cash flows the asset is expected to generate. An impairment is recognized to the extent that the carrying amount exceeds the fair value, which is determined using discounted cash flow models or independent appraisals. In June 2015, Marriott began to market the Hotel for sale and, based on its anticipated sales price, recorded an impairment charge of $15,086,244 on the property.

Impairment assessment inherently involves judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Future events and changing market conditions may impact management’s assumptions as to rates, costs, holding periods or other factors that may result in changes in management’s estimates of future cash flows. Although management believes the assumptions used in testing for impairment are reasonable, changes in any one of the assumptions could produce a significantly different result.

Maintenance and repairs are charged to operations at the time the expenditures are made, whereas improvements are capitalized. Upon sale or other disposition of any property or equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations.

Operating Stock
Operating stock consists of linens, glassware, silverware and dishes, and is carried at cost, determined by a method approximating the first-in, first-out, method. The balance is included with furniture, fixtures and equipment and periodically adjusted to a physical count.

Revenue Recognition
Revenue from room sales and other guest services is recognized when rooms are occupied and services have been rendered. Food and beverage revenues are recognized when served. Taxes collected from customers and submitted to taxing authorities are not recorded in revenue. Advance deposits are applied against a customers’ final balance.

The Company leases retail space with operating lease terms ranging from month-to-month to 36 months. Related rental income for month-to-month leases is recognized monthly. Rental income for all other leases is recognized over the term of the lease on a straight-line basis.

Income Taxes
The Company uses the asset and liability approach for accounting for income taxes. Deferred tax assets and liabilities are recorded based upon temporary differences between the tax basis of assets and liabilities and their carrying values for financial reporting purposes. A valuation allowance is provided for deferred tax assets when management concludes that some portion of the deferred taxes will not be realized.

The Company recognizes uncertainty in tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740 “Income Taxes” which requires recognition in the financial statements for a tax position that is more-likely-than-not to be sustained upon audit, based on the technical merits of the position, assuming the appropriate taxing authority, with full knowledge of all relevant information, will audit the Company’s tax positions. ASC 740 also prescribes how the benefit should be measured, including the consideration of any penalties and interest. No liability was determined to be necessary for the periods ended September 30, 2015 and 2014. The Company recognizes interest and penalties, if any, related to the unrecognized tax benefits and classifies such as a component of income taxes.  As of September 30, 2015 and December 31, 2014, no such interest or penalties have been accrued by the Company as no accrual was determined to be necessary.

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(unaudited)

Concentrations of Credit Risk
Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits.  The Company has never experienced any losses related to these balances.

Concentrations of credit risk with respect to accounts receivable are limited due to the Company’s large customer base. The Company monitors the credit worthiness of its customers to which it grants credit in its ordinary course of business.

Fair Value Measurements
U.S. GAAP defines fair value, provides guidance for measuring fair value and requires certain disclosures utilizing a fair value hierarchy which is categorized into three levels based on the inputs to the valuation techniques used to measure fair value. These principles discuss valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flows) and the cost approach (cost to replace the service capacity of an asset or replacement cost).

U.S. GAAP also requires certain entities to disclose the fair value of specified financial instruments for which it is practicable to estimate that value. Cash and cash equivalents, accounts receivable, prepaid expenses, other assets, accounts payable and withholdings and accrued expenses are reflected in the accompanying balance sheets at amounts considered by management to reasonably approximate fair value due to their liquidity and short-term nature.

3. INVESTMENT IN HOTEL PROPERTIES, NET

	September 30, 2015	December 31, 2014
Land	$2,766,218	$2,766,218
Building and building improvements	85,613,387	98,550,600
Furniture, fixtures and equipment (“FF&E”)	9,393,773	9,393,773
	97,773,378	110,710,591
Less - Accumulated depreciation	(42,591,958)	(39,509,566)
	$55,181,420	$71,201,025

In connection with the completion of a renovation project, approximately $2,149,000 and $3,100,000 of construction in progress has been recorded as building improvements for work done at September 30, 2015 and December 31, 2014, respectively.

4. COMMITMENTS AND CONTINGENCIES

The Company leases operating equipment under various operating lease agreements which range from month-to-month to 72 months. Related rent expense was approximately $183,000 and $202,000 for the nine months ended September 30, 2015 and 2014, respectively.

The future minimum lease payments under non-cancelable operating leases as of September 30, 2015, are as follows:

September 30,	Amount
2015	$182,336
2016	153,992
2017	55,704
2018	24,498
2019	2,722
Total minimum lease payments	$419,252

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RC HOTELS (VIRGIN ISLANDS), INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(unaudited)

The Company is subject to litigation and claims in the normal course of business. Loss contingencies are accrued when management determines that a loss is probable to be incurred and such loss is estimable. Management does not believe any existing or potential claims will result in a material impact to the accompanying financial statements.

5. RELATED PARTY TRANSACTIONS

Under the terms of the operating and management agreement with Marriott, the Company is obligated to pay certain brand service fees such as marketing fees, reservation fees, accounting fees, and technology fees. Total brand service fees for the nine months ended September 30, 2015 and 2014, were $1,419,187 and $1,039,029, respectively, and are recorded in management fees in the statements of operations.

6. TAXES

The Company recorded no federal income tax expense for the periods ended September 30, 2015 and 2014, due to operating loss carryforwards. Deferred taxes result from temporary differences between the financial statement and tax bases of assets and liabilities. The Company’s tax provision differs from the federal statutory rate of 38.5% due to certain deductions recorded for book purposes not deductible for tax purposes.

The Company has a tax effected net operating loss carryforward of $15,272,995 and $14,832,638, as of September 30, 2015 and December 31, 2014, respectively, which is reported net of an equal valuation allowance.

7. SUBSEQUENT EVENTS

Effective December 15, 2015, the Company was sold to Ashford Hospitality Prime, Inc.

Effective December 15, 2015, the Company terminated its 1996 Operating Agreement with the Manager and entered into a new Management Agreement with the Manager for a period of 50 years, with the option for the Manager to renew for two successive 10 year terms. Management fees are 0.40% of Gross Revenues, as defined within the Management Agreement.

Effective December 15, 2015, the Company entered into a License and Royalty Agreement with Marriott Switzerland Licensing Company S.ar.l. Base Royalty fees are 2.60% of Gross Revenues, as defined within the Management Agreement.

The Company evaluated all events or transactions that occurred after December 31, 2014, through February 26, 2016, the date the financial statements were available to be issued, and determined there are no additional significant events to disclose.

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